Asure Software

Patrick Goepel, CEO

Vision & Overview

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:
Statements made in this presentation regarding Asure's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties, including those set forth from time to time in the Company's filings with the SEC. Such risks and uncertainties could cause actual results to differ materially from those contained in the forward-looking statements. Additional information on the Company's filings can be found at its investor relations website investor.asuresoftware.com.

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ASURE SOFTWARE

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Asure Software Overview



OUR MISSION

To give businesses the best workforce management tools that are intuitive and innovative while driving down overall costs and increasing productivity

WE ARE…

EXPERIENCED	UNIQUE	PROVEN
Founded 1985	Service at The Center of All We Do	High Client Satisfaction
2,000+ Clients	Leading Technology	Highly Rated User Experience
NASDAQ: ASUR		Experienced Leadership

Our Goal with Every Client


Advisor
Partner
Vendor

Asure Client Promise

We Will...

- Create Measurable Value for Our Clients
- Delight our Clients
- Work Smart to Make Our Clients Successful

Asure Objective

Be the leading cloud based provider of *Workplace Optimization Software* to the market.

•Provide easy, affordable, essential web applications that lower costs through employee self service

•Execute on a well planned strategy:

- Intelligent strategic acquisitions, and subsequent integration
- Complementary solutions driving cross-marketing opportunities
- Capitalize existing web marketing / direct sales model for domestic and international expansion
- Further leverage cloud model to grow recurring revenue and capitalize on growing mid-market opportunities for web based applications.

Asure History to date


2009
New Executive Team Q4 '09
7/31/09 Fiscal Year : $10m revenue
Losses $9.7m
70% Recurring Revenue
2010
Refocused the Business
$10.0m revenue
Profit 100k *
76% Recurring Revenue
2011
Expanded Sales & Marketing
Acquired ADI Time & 22 Resellers
EBITDA $0.9m through Q3 11
80% Recurring Revenue
2012
Launch New Platform & Mobile Apps
$15.5m revenue
EBITDA2.8m

*excluding 1-time items

ASURE SOFTWARE

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Workplace Productivity

ASURE SOFTWARE


People
Scheduling
Resources

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550+ Active Clients

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1000+ Active Clients

Creating Measurable Value

- Drive costs out of your business, minimize office logistics, and increase productivity
- Reach your goals faster, and realize a quicker ROI
- Create a confident user population
- Leverage our deep domain experience in defined verticals
- Keep all your resources and personnel synchronized and secure.
- Maximize your company's resources and fixed assets

Global Expertise

JOHNS HOPKINS UNIVERSITY

salesforce SOFTWARE

Duke UNIVERSITY

DELL

Agilent Technologies

ca

i'm lovin' it

DEPARTMENT OF DEFENSE UNITED STATES OF AMERICA

GE imagination at work

BainCapital

CDC CENTERS FOR DISEASE CONTROL AND PREVENTION

Microsoft

Ameriprise Financial

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Global Expansion


Global Footprint
12%
88%
Asia Pacific
Eastern Europe/Mid East
Latin America
North America
Western Europe

Industry Expertise

Corporate	Education	Healthcare	Legal
NORTEL	Northwestern University	Kaiser Permanente	Baker & McKenzie
GE	KU The University of Kansas	American Red Cross	Jenner & Block
Black & Decker	Notre Dame	The University of Texas MD Anderson Cancer Center	Latham & Watkins LLP
salesforce.com Success On Demand	Duke University	Sandia National Laboratories	Wilentz, Goldman & Spitzer P.A.
Nike	The University of Texas at Austin	CDC Centers for Disease Control and Prevention	Frost Brown Todd LLC
Rust-Oleum Brands	The University of North Carolina at Chapel Hill	Texas Department of Family and Protective Services	Fish & Richardson P.C.
AIG	The University of Tennessee UT	The Ottawa Hospital L'Hôpital d'Ottawa	
ca	Cornell University		
gsk GlaxoSmithKline			
Lockheed Martin			
Dell			
United Way			
Microsoft			
John Hancock			

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Client Base - Verticals



200
180
160
140
120
100
80
60
40
20
0
Banking
Business Services
Manufacturing
Distribution
Education
Hospitality
Government
Healthcare
Hospitality
Human Services
Machinery
Insurance
Not For Profit
Other
Recreation
Retail
Transportation
Real Estate
Corporate
Legal
Technology
ADI
Asure

*Locations

Client 360° Model

Dedicated Integration Team with View of "Whole" System




Product Mgmt
CSM
R&D
Client
PS
Support
Executive

- Safeguarding your Data
- Custom Reports
- SasS 70 II Certified

GO LIVE

Get Up and Running Without Interruption

POST- LIVE

On-Call to Make Changes as Your Business Grows

Market Value Proposition

- Rapid Deployment
- Lower Deployment costs
- Ease of integration with existing Systems
- High End-User Adoption
- Highly Configurable to Client Business Rules
- Proven track record of Global Installations

Recent Progress, $M

	2009				2010				2011 Actual			Forecast	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4 '11	2012
Total Revenue	**$2.5**	**$2.3**	**$2.4**	**$2.6**	**$2.5**	**$2.6**	**$2.5**	$2.4	**$2.4**	**$2.4**	**$2.5**	$3.53-$3.63	**$15.5**
Total Expense	$3.9	$5.0	$7.0	$2.7	$2.7	$3.7	$2.6	$2.3	$2.4	$2.4	$2.5	n/a	
EBITDA	**($1.1)**	**($2.4)**	**($4.4)**	**$0.2**	**$0.1**	**($0.8)**	**$0.2**	**$0.3**	**$0.2**	**$0.3**	**$0.3**	**n/a**	**$2.8**
Net Income	**($1.4)**	**($2.7)**	**($4.7)**	**($0.1)**	**($0.2)**	**($1.0)**	**($0.1)**	**$0.1**	**($0.1)**	**$0.0**	**$0.0**	n/a	
EPS	($0.44)	($0.85)	($1.50)	($0.02)	($0.06)	($0.33)	($0.03)	$0.02	($0.02)	$0.01	$ 0.01	Positive - Q4 & FY	
Owner's Equity	$10.4	$5.2	$3.9	$3.9	$3.6	$2.6	$2.6	$2.7	$2.7	$2.7	$2.7	n/a	
Cash	$11.1	$9.8	$3.0	$2.3	$2.0	$0.7	$0.8	$1.1	$1.4	$2.0	$2.7	n/a	
	New Management			->	->	->	->	->	->	->	->	->	->
Adjusted EBITDA				$0.2	$0.1	$0.5	$0.2	$0.4	$0.3	$0.4	$0.5	$0.54 - $0.63	
Adjusted EPS				($0.10)	($0.05)	$0.07	($0.02)	$0.01	($0.00)	$0.03	$0.06	n/a	
Recurring Revenue %				70%	77%	73%	72%	76%	80%	80%	80%	n/a	
Cash Growth*				($0.7)	($0.3)	($1.3)	$0.1	$0.2	$0.3	$0.7	$0.7	n/a	

New Management Q4 '09

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Net Operating Losses


140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
1/1/2009
1/1/2011
1/1/2013
1/1/2015
1/1/2017
1/1/2019
1/1/2021
1/1/2023
1/1/2025
1/1/2027

Change of Control	
7/15/09	31%
12/31/09	31%
6/26/10	28%
10/5/10	11%
7/15/12	0%